Exhibit 10.54

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT dated as of April 10, 2025 (the “Pledge Agreement”) is made by SUNATION ENERGY, INC. (f/k/a Pineapple Energy Inc.), a Delaware corporation (“Pledgor”), in favor of Scott Maskin, a resident of the State of New York (“Maskin”), and James Brennan, a resident of the State of Florida (“Brennan” and, together with Maskin, collectively, the “Secured Parties”) and Scott Maskin, in his capacity of Seller Representative.

RECITALS:

A. Pledgor is a party to that certain Transaction Agreement, dated as of November 9, 2022 with, among others, the Secured Parties (the “Transaction Agreement”), pursuant to which Pledgor previously issued to the Secured Parties an unsecured promissory note in the aggregate principal amount of $5,486,000 (the “Initial Long-Term Note”) in consideration for the sale by the Secured Parties to the Pledgor of their capital stock in the Acquired Companies (as defined therein).

B. As part of a broader refinancing and in consideration of the Senior Creditors’ willingness to waive certain Events of Default thereunder, Pledgor has agreed to amend and restate the Initial Long-Term Note on the date hereof to, among other things, secure its obligations thereunder (as so amended and restated, and in substantially the same form as attached hereto as Exhibit A, the “Secured Promissory Note”) for the benefit of the Secured Parties.

C. Secured Parties have conditioned their willingness to amend and restate the Initial Long-Term Note to reflect the terms of the Secured Promissory Note upon the fulfillment of certain conditions, among them that Pledgor enter into this Pledge Agreement to secure Pledgor’s obligations to Secured Parties under the Secured Promissory Note. To induce Secured Parties to enter into the Secured Promissory Note, Pledgor has agreed to execute and deliver this Pledge Agreement and to grant Secured Parties a first priority and perfected security interest in and lien on the Collateral (defined below) as security for Pledgor’s obligations under the Secured Promissory Note, in accordance with the terms and provisions hereof.

Accordingly, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the existence, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. As used in this Pledge Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

“Contingent Note” shall mean that certain Senior Secured Contingent Note Instrument, dated of the date hereof, from Pledgor to the Secured Parties, in substantially the same form as attached hereto as Exhibit B.

“Excluded Assets” shall mean those funds set aside by Pledgor for the express purpose of paying deductibles and premiums for directors and officers insurance policies. For the avoidance of doubt, the $1,150,000 balance and any earnings thereupon currently held in that certain UBS account, with account number CP 49028, are Excluded Assets. In the event such $1,150,000 balance in the UBS account shall be subsequently transferred to one or more other bank accounts, the balance(s) in any such subsequent bank accounts shall remain Excluded Assets.

“Pledged Securities” shall mean the Shares (as such term is defined in the Transaction Agreement) of the Acquired Companies owned by Pledgor.

“Securities Act” shall mean the Securities Act of 1933, as amended, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

“Senior Notes” means the Secured Promissory Note and the Contingent Note.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the state of New York except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“Vehicles” shall mean all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing.

The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Account Debtor, Adverse Claim, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Software, Supporting Obligation and Tangible Chattel Paper. Capitalized terms not otherwise defined herein have the meanings set forth in Secured Promissory Note.

Section 2. Obligations. This Pledge Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (a) the obligations and liabilities of Pledgor under the Secured Promissory Note, (b) the obligations and liabilities of Pledgor under the Contingent Note, and (c) any and all reasonable costs, expenses and charges, legal or otherwise (including reasonable attorneys’ fees and disbursements of attorneys for the Secured Parties suffered or incurred by the Pledgor in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the first-priority, senior secured lien and security interest granted hereby in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired (all such indebtedness, obligations, liabilities, costs, expenses and charges (including reasonable attorneys’ fees and disbursements) described above being hereinafter collectively referred to as the “Obligations”).

Section 3. Pledge and Grant of Security Interest. As security for the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of all of the Obligations in accordance with their terms, Pledgor hereby pledges and grants to Secured Parties a continuing security interest in, and a right to set off against, any and all right, title and interest of the Pledgor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts;(b) all cash, currency and cash equivalents; (c) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (d) all Commercial Tort Claims; (e) all Deposit Accounts; (f) all Documents; (g) all Equipment; (h) all fixtures; (i) all General Intangibles; (j) all Goods; (k) all Instruments; (l) all intellectual property; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Payment Intangibles; (q) all Pledged Securities; (r) all Securities Accounts; (s) all Software; (t) all Supporting Obligations; (u) all Vehicles; (v) all books and records pertaining to the Collateral; (w) all Accessions and all Proceeds and products of any and all of the foregoing and (x) all other personal property of any kind or type whatsoever now or hereafter owned by the Pledgor or as to which the Pledgor now or hereafter has the power to transfer interest therein, except for the Excluded Assets. All Pledged Securities included in the Collateral shall, to the extent represented by certificates, upon delivery thereof to the Seller Representative, be accompanied by undated stock powers duly executed in blank or by other instruments or documents of transfer, possession or control satisfactory to the Seller Representative and by such other instruments and documents as Secured Parties may request. All Collateral shall be delivered to and held by Secured Parties and disposed of in accordance with the terms of this Pledge Agreement.

Section 4. Representations and Warranties. Pledgor hereby represents, warrants and covenants to and with Secured Parties that:

(a) Pledgor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.  There exists no Adverse Claim with respect to the Pledged Securities of the Pledgor.

(b) This Agreement creates a valid security interest in favor of the Seller Representative, for the benefit of the Secured Parties, in the Collateral of the Pledgor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Securities consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens (except for any Permitted Liens (as defined in the Transaction Agreement)).  The Pledgor has not authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens.  The taking possession by the Seller Representative of the certificated securities (if any) evidencing the Pledged Securities and all other Instruments constituting Collateral will perfect and establish the first priority of the Secured Parties’ security interest in all the Pledged Securities evidenced by such certificated securities and such Instruments.  With respect to any Collateral consisting of a Deposit Account, Security Entitlement or held in a Securities Account, upon execution and delivery by the Pledgor of an agreement granting control to the Seller’s Representative over such Collateral, the Seller’s Representative shall have a valid and perfected, first priority security interest in such Collateral.

(c) Pledgor has all power, statutory and otherwise, to execute and deliver this Pledge Agreement, to perform Pledgor’s obligations hereunder and to subject the Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action;

(d) None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a Vessel or (ix) any other interest in or to any of the foregoing.

(e) no consent or approval of any governmental body or regulatory authority or any securities exchange (collectively, a “Governmental Authority”), or other person or entity was or is necessary to the validity of the pledge effected pursuant to this Pledge Agreement; and

(f) the Pledged Securities (i) are not subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber them, and (ii) are not governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement, and, other than as to securities laws of general application, except as set forth in the Transaction Agreement,  the Secured Promissory Note and the Contingent Note, are not limited or otherwise restricted in any way respecting assignability or transferability or any voting, dividend, distribution or other ownership right, assuming, in each case, that no such contract or agreement existed with respect to the Pledged Securities owned by Secured Parties immediately prior to the Closing of the Transaction Agreement.

Section 5.    Additional Covenants.

(a) Additional Securities, Rights, Grants or Issuances.  If Pledgor shall receive any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of capital stock, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Collateral or otherwise; (iii) dividends payable in capital stock; or (iv) distributions of capital stock or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of Secured Parties; shall segregate it from Pledgor’s other property and shall deliver it forthwith to Secured Parties in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, in the form requested by Secured Parties, to be held by Secured Parties as Collateral for the Obligations.

(b) Financing Statements.  Pledgor hereby authorizes Secured Parties to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as Secured Parties may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC of the appropriate jurisdiction, which financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Secured Parties may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, except for the Excluded Assets” or “all personal property, whether now owned or hereafter acquired, except for the Excluded Assets”. Pledgor shall execute and deliver to Secured Parties such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as Secured Parties may request) and do all such other things as Secured Parties may deem necessary or appropriate to assure to Secured Parties its security interests hereunder are perfected. To that end, Pledgor hereby irrevocably makes, constitutes and appoints Secured Parties, its nominee or any other person whom Secured Parties may designate, as Pledgor’s attorney-in-fact with full power of substitution, to effect any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in Secured Parties’ discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Obligations remain outstanding. Pledgor agrees to mark its books and records (and to cause the Acquired Companies to mark their respective books and records) to reflect the security interest of Secured Parties in the Collateral.

Section 6.    Voting Rights; Dividends.

(a) At any time that an Event of Default is not continuing, Pledgor shall be entitled to fully exercise any and all voting and/or other consensual rights and powers that would otherwise accrue to an owner of the Pledged Securities or any part thereof.

(b) At any time that an Event of Default is continuing, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (a) of this subsection shall cease and all such rights shall thereupon become vested in Secured Parties which shall then have the sole right in their discretion to exercise such voting and other consensual rights.

(c) At any time that an Event of Default is continuing, Pledgor shall execute such documents and instruments, including but not limited to, statements that Pledgor no longer has the right to act as a stockholder or otherwise relating to such change as Secured Parties may request. Pledgor agrees that it may rely conclusively upon any notice from Secured Parties that Secured Parties have the right and authority to exercise all rights and powers of Pledgor as a stockholder. Pledgor irrevocably waives any claim or cause of action against the Secured Parties following receipt of such notice from Secured Parties.

(d) Any cash dividends payable with respect to the Pledged Securities shall be used to repay or prepay the Senior Notes.

Section 7. Default. The occurrence of any “Event of Default” under any Senior Note shall constitute an “Event of Default” hereunder:

Section 8. Remedies Upon Default. Upon the occurrence and during the continuation of any Event of Default, the Secured Parties shall have the right to take possession of, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may sell, assign, give options to purchase, contract to sell or otherwise dispose of and deliver the Collateral (that remain subject to pledge hereunder), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at the Corporation’s offices. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgor in accordance with the terms of the relevant Senior Note at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to the Pledgor if the Pledgor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification. The Secured Parties may, to the extent permitted by the UCC and other applicable law, without advertisement, hearing or process of law, all of which the Pledgor hereby waives to the extent permitted by applicable law, at any time or times, retake full ownership, possession, and control of the Collateral. The Pledgor shall pay the Secured Parties all reasonable costs and expenses incurred by the Secured Parties, including reasonable attorneys’ fees for attorneys for the Secured Parties, disbursements and court costs, in obtaining, liquidating or enforcing Secured Parties’ ownership, possession, and control of the Collateral or in the prosecution or defense of any action or proceeding by or against the Secured Parties or the Pledgor concerning any matter arising out of or connected with this Pledge Agreement, the Secured Promissory Note, the Contingent Note or the Collateral, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code (or any successor statute) or any other bankruptcy law.

Section 9.    Indemnification.

(a) Pledgor shall indemnify and hold harmless Secured Parties, their employees, agents and affiliated entities, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Pledge Agreement, the Secured Promissory Note, the Contingent Note or the consummation of the transactions contemplated therein and to pay or reimburse Secured Parties for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Secured Parties are a party thereto) arising out of or by reason of any of the aforesaid except for any liabilities, obligations, claims, damages or expenses arising out of their gross negligence or willful misconduct. Secured Parties will promptly give Pledgor written notice of the assertion of any claim which it believes is subject to the indemnity set forth in this Section 9 and will upon the request of Pledgor promptly furnish Pledgor with all material in its possession relating to such claim or the defense thereof to the extent that Secured Parties may do so without breach of duty to others.

(b) In the event that the Secured Parties exercise their remedies available under this Pledge Agreement, Pledgor shall reimburse the Transaction Expenses (as such term is defined in the Transaction Agreement) of the Secured Parties under the Transaction Agreement.

Section 10. Rights of Secured Parties.

(a) Power of Attorney. In addition to other powers of attorney contained herein, Pledgor hereby designates and appoints Seller Representative and each of its designees or agents, as attorney-in-fact of Pledgor, irrevocably and with full power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

i to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral or the Obligations;

ii to commence and prosecute any actions or proceedings for the purposes of collecting any of the Collateral or the Obligations and enforcing any other right in respect thereof;

iii to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release;
iv to pay or discharge taxes, security interests, or other liens on or threatened against the Collateral;

v to direct any parties liable for any payment, to make payment directly to Secured Parties or as Secured Parties shall direct;

vi to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral or the Obligations;

vii to sign and endorse any drafts, assignments, proxies, stock powers, consents, verifications, notices and other documents relating to the Collateral or the Obligations;

viii to authorize, execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that Secured Parties may determine necessary or appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein and the Senior Notes;

ix to exchange any of the Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor or the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as Secured Parties may determine;

x to vote for a director, shareholder, partner, manager, or member resolution, or to sign any consent or instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of Secured Parties or into the name of any transferee to whom the Collateral of Pledgor or any part thereof may be sold; and

xi to do and perform all such other acts and things as Secured Parties may deem to be necessary, proper or convenient in connection with this Pledge Agreement and the Senior Notes.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations remain outstanding. Seller Representative shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Parties in this Pledge Agreement and shall not be liable for any failure to do so or any delay in doing so. Seller Representative shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Secured Parties solely to protect, preserve and realize upon their security interest in the Collateral.

(b) Assignment by Secured Parties. This Pledge Agreement will be binding upon and inure to the benefit of Pledgor, Secured Parties, and their respective successors, assigns, executors, heirs, devisees and beneficiaries; provided, however, Pledgor shall not assign this Pledge Agreement without the prior consent of Seller Representative and Secured Parties shall not assign this Pledge Agreement without the prior consent of Pledgor.

(c) Secured Parties’ Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by Secured Parties hereunder, Secured Parties shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral, and Secured Parties shall be relieved of all responsibility for Collateral upon surrendering it or tendering the surrender of it to Pledgor. Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equal to that which Secured Parties accord their own property, it being understood that Secured Parties shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Parties have or are deemed to have knowledge of such matters or (ii) taking any steps or refraining therefrom to preserve rights against any other parties with respect to any Collateral.

(d) Release of Collateral. Seller Representative may release any of the Collateral from this Pledge Agreement or may substitute any of the Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted.

(e) Rights and Remedies. Seller Representative, on behalf of the Secured Parties, is entitled to exercise all rights and remedies available to them pursuant to Section 8 of this Pledge Agreement. The rights and remedies of Secured Parties granted hereunder are several and cumulative at Seller Representative’s discretion and may be exercised at Seller Representative’s discretion.

(f) Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, Secured Parties employ counsel or other experts or advisors to take action or make a response in connection with this Pledge Agreement, the Collateral, or any Senior Note, Pledgor agrees to promptly pay upon demand any and all such costs and expenses of Secured Parties or the Seller Representative, all of which costs and expenses shall constitute Obligations.

Section 11. Termination. This Pledge Agreement shall terminate, and all security interests in the Collateral shall automatically terminate and be completely released upon indefeasible payment and satisfaction in full of all payment obligations of Pledgor under the Senior Notes.

Section 12. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, reassignments, agreements and instruments, as Secured Parties may at any time request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral or any part thereof, and with respect to the grant, release or termination of Secured Parties’ security interest in any of the Collateral, or otherwise in order better to assure and confirm unto Secured Parties its rights and remedies hereunder and under this Pledge Agreement.

Section 13. Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and either (a) delivered by registered or certified mail, (b) delivered by hand, or (c) delivered by national overnight courier service with next Business Day delivery, and shall be deemed to have been duly given or made (i) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) one (1) Business Day after deposit with a national overnight courier with all charges prepaid, or (iii) when hand-delivered. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to Pledgor:

SUNation Energy, Inc.

171 Remington

Ronkonkoma, NY 11779

Attention: Kristin Hlavka and

Roger Lacey

With a copy to (which shall not constitute notice):

Rimon P.C.

1000 Jericho Quadrangle, Suite 300

Jericho, NY 11753

Attention: Anthony C. Acampora and Ted Ghorra

If to Secured Parties or Seller Representative:

Scott Maskin

40 Grassmere Avenue

Oakdale, NY 11769

Email: smaskin@sunation.com

With a copy to (which shall not constitute notice):

Michael Sepe, Esq.

41 Front Street, 2nd Floor

Rockville Centre, NY 11570

Email: MS@sepelaw.com

Notwithstanding the foregoing, that parties expressly acknowledge and agree that the foregoing provisions of notice by Secured Parties to Pledgor’s counsel are an accommodation only, and that Secured Parties shall have fulfilled their notice obligation hereunder if notice shall have been received by Pledgor at its address irrespective of whether such notice is received by Pledgor’s counsel.

Section 14. Construction. No provision of this Pledge Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

Section 15. Headings, Amendments, Waiver. Section and paragraph headings are for convenience only and shall not be construed as part of this Pledge Agreement. Any modification and amendment shall be in writing and signed by the parties, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable. A waiver of a breach of any term, covenant or condition of this Pledge Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.

Section 16. Entire Agreement. This Pledge Agreement represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

Section 17. Survival. All covenants, agreements, representations and warranties made by Pledgor herein shall survive the execution and delivery of this Pledge Agreement and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

Section 18. Severability. Every provision of this Pledge Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable,

(a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Pledge Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. In the event a court of competent jurisdiction determines that any provision of this Pledge Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Pledge Agreement shall not be affected thereby and shall remain in full force and effect.

Section 19. Successors and Assigns; Assignment. All covenants, promises and agreements by or on behalf of the parties contained in this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided,  however, that nothing in this Pledge Agreement, express or implied, shall confer on Pledgor the right to assign any of its rights or obligations hereunder at any time.

Section 20. APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH PLEDGOR HEREBY EXPRESSLY ELECTS TO APPLY TO THIS PLEDGE AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. PLEDGOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS PLEDGE AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS PLEDGE AGREEMENT.

Section 21. WAIVER OF JURY TRIAL. PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN PLEDGOR AND SECURED PARTIES OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT, THE SECURED PROMISSORY NOTE, THE CONTINGENT NOTE, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN PLEDGOR AND SECURED PARTIES. PLEDGOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY SECURED PARTIES WITH RESPECT TO THIS PLEDGE AGREEMENT, THE SECURED PROMISSORY NOTE, THE CONTINGENT NOTE, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

Section 22. CONSENT TO JURISDICTION. PLEDGOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, SUFFOLK YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS PLEDGE AGREEMENT, THE SECURED PROMISSORY NOTE, THE CONTINGENT NOTE, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, PLEDGOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH SECURED PARTIES HAVE RECEIVED NOTICE AS PROVIDED IN THIS PLEDGE AGREEMENT. NOTWITHSTANDING THE FOREGOING, PLEDGOR CONSENTS TO THE COMMENCEMENT BY SECURED PARTIES OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE THEIR RIGHTS IN AND TO THE COLLATERAL AND WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

Section 23. Counterparts. This Pledge Agreement may be executed in one or more counterparts, and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

Section 24. Seller Representative as Agent. Solely for the purpose of perfection of any security interests granted hereunder, the Seller Representative agrees to act as agent of all of the Secured Parties. Any collateral required to be delivered to the Secured Parties pursuant to this Agreement may be delivered by the Pledgor to the Seller Representative, and the Seller Representative shall hold such collateral on behalf of all Secured Parties for perfection purposes. All Secured Parties agree that such delivery to the Seller Representative shall satisfy any such delivery requirement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

PLEDGOR:

SUNATION ENERGY, INC.

By: /s/ Roger Lacey
Name: Roger Lacey Title: Chairman

IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

SECURED PARTIES:

Scott Maskin

/s/ Scott Maskin

James Brennan

/s/ James Brennan

SELLER REPRESENTATIVE

Scott Maskin

/s/ Scott Maskin

EXHIBIT A  TO

PLEDGE AND SECURITY AGREEMENT SECURED PROMISSORY NOTE

EXHIBIT B  TO

PLEDGE AND SECURITY AGREEMENT CONTINGENT NOTE